UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2015

CAROLCO PICTURES, INC.

 (Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Glades Road, Ste. 500 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 826-9307

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2015, Carolco Pictures, Inc. (“Carolco,” “we,” “us” or “our”) entered into an agreement (the “Agreement”) with Mario Kassar, the Chairman of our Board of Directors, pursuant to which Mr. Kassar will utilize $250,000 of our funds for costs relating to the production of the film “Audition.” Pursuant to the terms of the Agreement, we engaged Mr. Kassar to render producing and sales services for each film in the “Rambo” franchise, “SMITE” franchise or other feature length motion picture property introduced to us by Mr. Kassar (each, a “Picture”) on the same terms as apply to “Audition,” except that the producing fee shall not be less than 10% of the budget of each Picture. In addition, we agreed to issue 100,000 shares of our common stock to Mr. Kassar, instead of paying Mr. Kassar the $100,000 payment that we were required to pay in April 2015 under the Agreement for Chairman of Board of Directors dated February 13, 2015 (the “Board Agreement”). Pursuant to the terms of the Agreement, we and Mr. Kassar agreed that we would pay Mr. Kassar $100,000 on or before May 17, 2015, and that such payment shall be the final payment due under the Board Agreement. We also agreed to pay Mr. Kassar 5% of the purchase price of any Carolco-produced feature length films in the “Rambo” franchise and all completed films or film libraries acquired by us with Mr. Kassar’s assistance and based on Mr. Kassar’s introduction to us of such completed films or film libraries. The terms of the Agreement also provide that we will pay Mr. Kassar a discretionary bonus in relation to his efforts in bringing projects and opportunities to us.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 4, 2015, we issued a press release regarding our entry into the Agreement with Mr. Kassar. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Agreement dated April 29, 2015, by and between Carolco Pictures, Inc. and Mario Kassar.
99.1	Press release of Carolco Pictures, Inc. dated May 4, 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAROLCO PICTURES, INC.

Date: May 4, 2015	By:	/s/ Alexander Bafer
	Name:	Alexander Bafer
	Title:	Chief Executive Officer

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